                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant / /

     Filed by a Party other than the Registrant /X/

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 F&M BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 F&M BANCORP
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                                    (LOGO)

                           110 Thomas Johnson Drive
                          Frederick, Maryland  21702



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The Annual Meeting of Stockholders of F&M Bancorp ("Bancorp") will be held at the Corporate Headquarters, 110 Thomas Johnson Drive, Frederick, Maryland, on Tuesday, April 11, 1995, at 10:00 a.m., for the following purposes:

     (1)  To elect 13 directors of Bancorp;

     (2) To consider and act upon the proposed F&M Bancorp 1995 Stock Option Plan; and

     (3) To consider and act upon such other business as may properly come before the meeting.

     Stockholders of Bancorp of record on January 20, 1995 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

                         BY ORDER OF THE BOARD OF DIRECTORS


                                             Gordon M. Cooley
                                             Secretary
Frederick, Maryland
March 6, 1995

                      IMPORTANT -- YOUR PROXY IS ENCLOSED

     EVEN THOUGH YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DECIDE THAT YOU WISH TO VOTE IN PERSON, OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME PRIOR TO ITS USE.

                                PROXY STATEMENT

                                  INTRODUCTION

     This Proxy Statement is furnished to stockholders of F&M Bancorp ("Bancorp") in connection with the solicitation of proxies by Bancorp's Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice and at any adjournments thereof. The purpose of the meeting is to elect 13 directors of Bancorp, to consider and act upon the proposed F&M Bancorp 1995 Stock Option Plan and to transact such other business as may properly come before the meeting. The Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about March 6, 1995.

     The accompanying proxy is solicited by the Board of Directors of Bancorp. The Board of Directors has selected Faye E. Cannon, David R. Stauffer, and Alice E. Stonebreaker, or any two of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person whether or not he has previously given a proxy.

     The record of stockholders entitled to notice of and to vote at the annual meeting was taken as of the close of business on January 20, 1995. At that date there were outstanding and entitled to vote 3,947,670 shares of Common Stock, par value $5.00 per share.

     In the election of directors, each share is entitled to one vote for each director to be elected; cumulative voting is not permitted. For all other matters each share is entitled to one vote.

     The cost of solicitation of proxies and preparation of proxy materials will be borne by Bancorp. Bancorp does not expect to compensate anyone for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for expenses they incur in sending proxy materials to principals and in obtaining proxies. In addition to solicitation of proxies by mail, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of Bancorp or Farmers and Mechanics National Bank (the "Bank") without additional compensation to them.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth alphabetically, as of January 20, 1995, the amount of the Company's Common Stock beneficially owned by each of its directors and nominees, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, based upon information obtained from such persons:


                                                                TOTAL SHARES                        PERCENT
NAME OF INDIVIDUAL                                           BENEFICIALLY OWNED                     OF CLASS
- ------------------                                           ------------------                     --------
R. Carl Benna                                                      9,501                               *
John D. Brunk                                                     12,535 (1)                           *
Beverly B. Byron                                                     210                               *
Faye E. Cannon                                                     7,612 (2)                           *
Martha E. Church                                                   1,265                               *
Albert H. Cohen                                                   67,916 (3)                          1.7
Gordon M. Cooley                                                  16,744 (4)                           *
George B. Delaplaine, Jr.                                         60,857 (5)                          1.5
Maurice A. Gladhill                                               34,265 (6)                           *
Charles W. Hoff, III                                              25,277 (7)                           *
Charles A. Nicodemus                                              17,780 (8)                           *
David R. Stauffer                                                  5,033 (9)                           *
H. Deets Warfield, Jr.                                             9,120 (10)                          *
John C. Warfield                                                  15,806 (11)                          *
Thomas R. Winkler                                                  1,045                               *
All Executive Officers and
  Directors as a group
  (27 persons)                                                   332,414 (12)                         8.4

- ------------------------
* Indicates holdings of less than one percent.

(1) Includes 8,777 shares owned by family members and as to which Mr. Brunk has voting and disposition powers.

(2) Includes 2,194 shares owned jointly with family members and as to which Ms. Cannon has joint voting and disposition powers and 5,197 shares in the form of options exercisable within 60 days.

(3) Includes 41,989 shares owned jointly with a family member and as to which Mr. Cohen has joint voting and disposition powers, and 17,929 shares owned by family members and as to which Mr. Cohen has voting and disposition powers.

(4) Includes 7,034 shares owned by family members and 7,204 shares in the form of options exercisable within 60 days.

(5) Includes 1,675 shares owned by a family member, 33,754 shares owned by a corporation controlled by Mr. Delaplaine and as to which he has voting and disposition powers, 10,500 shares owned by a family trust and as to which Mr. Delaplaine has voting and disposition powers, and 4,292 shares held in the marital trust of a family member of which Mr. Delaplaine is trustee and as to which Mr. Delaplaine has voting and disposition powers.

(6) Includes 9,880 shares held jointly with family members and as to which Mr. Gladhill has voting and disposition powers, 3,635 shares held by Mr. Gladhill as custodian for his son, and 7,658 shares owned by family members as to which Mr. Gladhill has voting and disposition powers.

(7) Includes 2,100 shares owned by family members and as to which Mr. Hoff has voting and disposition powers and 6,677 shares in the form of options exercisable within 60 days.

(8) Includes 3,137 shares owned by a family member and as to which Mr. Nicodemus has voting and disposition powers. Does not include 18,378 shares owned by a mutual corporation of which Mr. Nicodemus is Chairman of the Board of Directors and as to which Mr. Nicodemus has shared voting and disposition powers but disclaims beneficial ownership.

(9)  Includes 3,939 shares in the form of options exercisable within 60 days.

(10) Includes 2,739 shares owned by family members and as to which Mr. H. Warfield has voting and disposition powers.

(11) Includes 1,050 shares owned jointly with a family member and as to which Mr. J. Warfield has joint voting and disposition powers and 12,872 shares owned by family members as to which Mr. J. Warfield has voting and disposition powers.

(12) Includes 60,751 shares in the form of options exercisable within 60 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of Bancorp, no person beneficially owns more than 5% of the outstanding Common Stock of Bancorp, except the Trust Department of the Bank which, according to a report filed with the Securities and Exchange Commission on Schedule 13G, beneficially held as of December 31, 1994, 266,392 shares of Bancorp Common Stock representing 6.7% of the outstanding shares. These shares are held in multiple accounts, no one of which represents more than 5% of the outstanding Common Stock of Bancorp, where the Bank acts as agent, trustee, or personal representative for others, and were acquired in the normal course of its trust business and not for the purpose of acquiring control of Bancorp.



                             ELECTION OF DIRECTORS

     The entire Board of Directors of Bancorp will be elected to hold office until the next annual meeting of stockholders and until their respective successors are elected and have qualified. Thirteen persons, all of whom are currently directors of Bancorp, are nominated as directors.

     It is the Board of Directors' intention that proxies not limited to the contrary will be voted for the following nominees, or, in the event that any of the nominees should be unable to serve or for good cause will not serve, for the election of such other persons as may be nominated by the Board of Directors. A plurality of votes is required to elect directors. Abstentions and broker non-votes generally will be treated as shares not voted and will have no effect.


INFORMATION CONCERNING NOMINEES

     The following table presents information concerning persons nominated by the Board of Directors for election as directors of Bancorp. Except as indicated, the nominees have been officers of the organizations named below as their principal occupations or of affiliated organizations for more than five years. Information is reported as of January 20, 1995.


Name of nominee          Age, principal occupations, and
                         directorships with public companies
- -----------------------------------------------------------------------------------------------------------
R. Carl Benna            Mr. Benna is 47 years old and has served as a director of Bancorp and of the Bank since January 1989.  He is President of the North American Housing Corp., a
                         modular housing manufacturer.  (1) (2) (3)

John D. Brunk            Mr. Brunk is 57 years old and has served as a director of Bancorp since 1983 and of the Bank since 1975.  He is President of Frederick Produce Co., Inc., a
                         wholesale produce distributor.  (2) (4) (5)

- -----------------------------------------------------------------------------------------------------------

Beverly B. Byron         Ms. Byron is 62 years old and has served as a director of Bancorp and of the Bank since 1993.  She is a former member of the U.S. House of Representatives for the
                         6th District of Maryland.  She is a member of the Boards of Directors of the
                         Baltimore Gas and Electric Company, UNC, Inc., McDonnell Douglas Corp., and
                         BlueCross BlueShield of Maryland.  (1) (5)

- -----------------------------------------------------------------------------------------------------------

Faye E. Cannon           Ms. Cannon is 45 years old and has served as a director of Bancorp and of the Bank since 1993.  She is President and Chief Operating Officer of Bancorp and the Bank.
                         (3) (5) (6) (7)

- -----------------------------------------------------------------------------------------------------------

Martha E. Church         Dr. Church is 64 years old and has served as a director of Bancorp since 1983 and of the Bank since 1982.  She is President of Hood College, an undergraduate liberal arts college for women, with a graduate school which meets area education needs, located in Frederick, Maryland.  (1) (5)

- -----------------------------------------------------------------------------------------------------------

Albert H. Cohen          Mr. Cohen is 72 years old and has served as a director of Bancorp since
                         1983 and of the Bank since 1968.  He is an investor and building consultant.  (3) (5) (6) (7)

- -----------------------------------------------------------------------------------------------------------
George B.                Mr. Delaplaine is 68 years old and has served as a director of Bancorp
Delaplaine, Jr.          since 1983 and of the Bank since 1979.  He is President of Great
                         Southern Printing and Manufacturing Company, publisher of the Frederick
                         News-Post.  (1) (3) (6) (7)

Maurice A. Gladhill      Mr. Gladhill is 44 years old and has served as a director of Bancorp and the Bank since 1985.  He is President of Gladhill Tractor Mart, Inc., a farm equipment dealership in Frederick, Maryland.  (3) (4) (5) (6)

- -----------------------------------------------------------------------------------------------------------

Charles W. Hoff, III     Mr. Hoff is 60 years old and has served as a director of Bancorp since
                         1983 and of the Bank since 1980.  He is Chairman of the Board and Chief
                         Executive Officer of Bancorp and the Bank.  (3) (5) (6) (7)

- -----------------------------------------------------------------------------------------------------------

Charles A. Nicodemus     Mr. Nicodemus is 65 years old and has served as a director of Bancorp since 1983 and of the Bank since 1973.  He is Chairman of the Board of
                         Frederick Mutual Insurance Company, a property insurance company.  (3)
                         (4) (5) (6) (7)

- -----------------------------------------------------------------------------------------------------------

H. Deets Warfield, Jr.   Mr. Warfield is 63 years old and has served as a director of Bancorp since 1983 and of the Bank since 1974.  He is President of the Damascus
                         Motor Co., Inc., an automobile dealership.  He is a member of the Board of Directors of First Citizens Financial Corporation. (2) (4) (6) (7)
                         (8)
- -----------------------------------------------------------------------------------------------------------

John C. Warfield         Mr. Warfield is 65 years old and has served as a director of Bancorp since 1983 and of the Bank since 1969.  He is President of The Frederick Motor Co., an automobile dealership.  (1) (2) (3) (5) (6) (8)

- -----------------------------------------------------------------------------------------------------------

Thomas R. Winkler        Mr. Winkler is 52 years old and has served as a director of Bancorp and of the
                         Bank since 1992.  He is Executive Vice President and Chief Operating Officer of
                         Bio Whittaker, Inc.  (2) (4)

(1)  Member of the Audit Committees of Bancorp and the Bank.

(2) Member of the Personnel, Compensation and Stock Option Committees of Bancorp and the Bank.

(3)  Member of the Planning Committee of the Bank.

(4)  Member of the Trust Investment Committee of the Bank.

(5)  Member of the Investment Committees of Bancorp and the Bank.

(6)  Member of the Executive Committees of Bancorp and the Bank.

(7)  Member of the Nominating Committees of Bancorp and the Bank.

(8) The Messrs. Warfield are not related. Mr. H. Warfield is the father-in-law of Gordon M. Cooley, Bancorp's Secretary and Legal Officer.



INFORMATION REGARDING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During 1994, there were 5 meetings of the Board of Directors of Bancorp and the average attendance was 94% and there were 24 meetings of the Board of Directors of the Bank and the average attendance was 92%. Each of the directors attended at least 75% of the combined total number of meetings of the Boards of Directors and board committees of which he or she is a member. The Board of Directors of Bancorp has, among others, a Nominating Committee, an Audit Committee and a Personnel, Compensation and Stock Option Committee.

     The Nominating Committee of Bancorp is responsible for recommending persons to serve as new directors and met once during 1994. Members of the Nominating Committee are designated by note (7) above. Nominations for director which are presented to the Nominating Committee by stockholders are considered, along with those developed by the Nominating Committee, in light of the needs of Bancorp, as well as the nominee's individual knowledge, experience and background.

     The Audit Committee of Bancorp meets with Bancorp's internal and independent auditors to review whether satisfactory accounting procedures are being followed by Bancorp and whether internal accounting controls are adequate, to inform itself with regard to non- audit services performed by the independent auditors and to review fees charged by the independent auditors. The Audit Committee also recommends to the Board of Directors the selection of independent auditors. The Audit Committee met six times in 1994, and members are designated by note (1).

     The Personnel, Compensation and Stock Option Committee of Bancorp establishes the compensation for executive officers of Bancorp and the Bank, reviews generally all personnel issues, and administers Bancorp's 1983 Stock Option Plan. During 1994, the directors designated by note (2) above were members of the Personnel, Compensation and Stock Option Committee of Bancorp. The Personnel, Compensation and Stock Option Committee met on two occasions during 1994.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


     The Personnel, Compensation and Stock Option Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation.

     The Committee establishes the compensation for executive officers of Bancorp and the Bank (collectively, "the Corporation"), reviews, generally, all personnel issues and administers Bancorp's 1983 Stock Option and Executive Supplemental Income Plans. Committee objectives include administration of a total compensation package that allows the Corporation to attract and retain qualified persons to fill key executive positions and to effectively utilize incentive compensation programs which are directly related to executive officers accomplishing corporate goals and objectives, both operational and financial, aimed at achieving lasting improvement in the Corporation's long-term financial performance.

     The Committee utilizes the human resources' staff, and, as appropriate, other qualified consultants to review actual performance of the Chief Executive Officer and all executive officers and the Corporation's compensation practices as they compare to industry norms. In 1992 the Corporation undertook a survey of salary ranges for each position in the Corporation compared with similar positions both at other employers in each of the communities where the Corporation does business and at other banking institutions of similar size, business make-up and performance characteristics outside the Corporation's market area. In 1994 the survey results were reviewed and they will be reviewed and revised prospectively when appropriate to reflect market-place changes and inflation.

     Compensation program components include:

     1. Base salary - Base pay levels are established based on a range for each position determined through comparison with other companies of like-size and performance and also based on the geographic area in which the Corporation does business. Actual salaries are based on the individual performance and experience of each executive officer.

     2. Annual incentive compensation - Includes payments made under an annual bonus plan instituted by the Corporation in 1979 which is discretionary and which provides payments to substantially all officers and employees based on the Corporation's performance each year. Bonuses under the plan are paid from a pool representing 5% of corporate earnings for a 12 month period and are distributed ratably based on individual compensation levels among those persons eligible under the Plan.

     Annual incentive compensation also includes consideration to the award of an additional merit bonus to executive officers of the Corporation when such a bonus is warranted. The merit bonus plan was first established in 1982. Merit bonus awards, if any, are at the discretion of the Committee based on corporate performance.

     3. Stock Option Program - The Corporation maintains a 1983 Stock Option Plan which provides for the grant of options to executive and other key officers, in the Committee's discretion, who have substantial responsibility for the management and growth of the Corporation. The Committee believes that grants of stock options, which allow employees to purchase shares of the Common Stock of the Corporation at a specified price in the future, aligns employees' interests in corporate performance with the interests of all stockholders.
Each year the Committee determines the number of options, if any, to be granted in order to achieve these objectives.

     The Committee established the Chief Executive Officer's base salary in 1994 with reference to the salary ranges determined in the survey for chief executive officers. The Committee considers the Chief Executive Officer responsible for overall corporate performance, both operational and financial, and finds that the Chief Executive Officer's total compensation package in 1994 was justified based on both his personal performance and corporate financial performance in 1994.

     After the review of its existing programs, the Committee believes that the total compensation awarded to the Chief Executive Officer and executives of the Corporation is consistent with the Committee's objectives. The amounts paid to individual executives are consistent with competition within the market and with banks of similar size (as reflected by the salary survey), individual performance of each executive, and, for incentive compensation, are rationally linked with the fulfillment of corporate objectives and corporate financial performance.


                    Personnel, Compensation and Stock
                    Option Committee of the Board of Directors:


                    Thomas R. Winkler, Chairman
                    R. Carl Benna
                    John D. Brunk
                    H. Deets Warfield, Jr.
                    John C. Warfield

     The following table sets forth information with respect to the Chief Executive Officer and those executive officers whose total annual salary and bonus for the fiscal year ended December 31, 1994 exceeded $100,000 (the "Named Executive Officers").

                                                      SUMMARY COMPENSATION TABLE
                                                      --------------------------

                                                                                                  LONG TERM
                                                                  ANNUAL                         COMPENSATION
                                                             COMPENSATION(1)                        AWARDS
                                                          ----------------------                 ------------
                                                                                                   OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION                        YEAR         SALARY         BONUS(2)           (SHARES)       COMPENSATION(3)
- ---------------------------                        ----        --------        -------            --------       ---------------
Charles W. Hoff, III                               1994        $164,850        $60,169              3,150                   --
  Chairman and CEO of                              1993         164,850         60,673              3,000              $20,352
  Bancorp and of the Bank                          1992         157,000         58,015              3,000               14,872

Faye E. Cannon                                     1994         140,000         47,839              3,150                   --
  President and Chief Operating                    1993         109,667         35,985              2,500               12,569
  Officer of Bancorp and of the                    1992          80,000         29,201              2,500                6,468
  Bank

David R. Stauffer                                  1994         144,000         38,093              2,625                   --
  Vice President of Bancorp                        1993         138,700         38,739              2,500               15,831
  and Executive Vice President                     1992         134,000         32,004              2,500               53,153(4)
  of the Bank

Gordon M. Cooley                                   1994          93,500         22,517              1,050                   --
  Secretary of Bancorp and                         1993          90,000         20,015              1,000                8,511
  Senior Vice President of                         1992          86,900         14,577                800                5,855
  the Bank



(1) No Named Executive Officer received any perquisites in 1992, 1993, or 1994, the aggregate amount of which exceeded 10% of the officer's salary and bonus.

(2) Includes both annual bonus paid to substantially all employees and merit bonuses, and, in 1992, a bonus of $175.00 paid to all employees in recognition of the Bank's 175th Anniversary.

(3) Includes Bancorp's contribution to the account of each Named Executive Officer in Bancorp's defined contribution Employee Benefit Plan (the "Plan") qualified under Section 401(k) of the Internal Revenue Code for both profit-sharing portion and corporate match of Named Executive Officer's individual contributions to the Plan up to 2% of salary, which matching contribution program was established in 1993 for all employees eligible to participate in the Plan. Dollar values of each contribution for 1994 will not be finally calculated until after mailing date of the Proxy Statement but will be included in the 1996 Proxy Statement.

(4) The $53,153 represents a payment of $30,832 associated with the sale of his prior house and relocation to Frederick, Maryland, and a related one-time tax gross-up payment of $11,342, and Bancorp's contribution of $10,979 to Mr. Stauffer's account in the Plan.

      The following table sets forth information with respect to stock option grants to the Chief Executive Officer and the Named Executive Officers for the fiscal year ended December 31, 1994. Bancorp does not grant stock appreciation rights.


                           OPTIONS GRANTED IN 1994


                                                                                                  Potential Realizable Value at
                                                                                                  Assumed Annual Rates of Stock
                                         Individual Grants                                        Price Appreciation for Option Term
- ----------------------------------------------------------------------------------------------    ----------------------------------
                                         % of Total                      Market
                                           Options                        Price
                            Options      Granted to      Exercise        on Date
                           Granted(1)   Employees in       Price        of Grant      Expiration
      Name                  (shares)     Fiscal 1994    (per share)    (per share)       Date        0%          5%          10%
- -----------------------    -----------  ------------    -----------    -----------    ----------   ------    ---------    ---------
Charles W. Hoff, III         3,150          8.58%         $22.38         $22.38        2/08/04       0        $44,335     $112,354



Faye E. Cannon               3,150          8.58           22.38          22.38        2/08/04       0         44,335      112,354



David R. Stauffer            2,625          7.15           22.38          22.38        2/08/04       0         36,946      93,628



Gordon M. Cooley             1,050          2.86           22.38          22.38        2/08/04       0         14,778      37,451


     (1) All options granted on February 8, 1994. Options exercisable to the extent of 25%, 50%, 75% and 100% on February 8, 1995, 1996, 1997
     and 1998 respectively.



      The following table sets forth information with respect to the value of all options exercised during the fiscal year ended December 31, 1994 and the value of all options held on December 31, 1994 by the Chief Executive Officer and the Named Executive Officers.



              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUES AT DECEMBER 31, 1994




                             Number of                           Number of Shares                    Value of Unexercised
                              Shares                          Underlying Unexercised                     In-the-Money
                             Acquired                          Options at 12/31/94                  Options at 12/31/94(2)
                               on           Value         -----------------------------        ---------------------------------
Name                         Exercise     Realized(1)     Exercisable     Unexercisable        Exercisable         Unexercisable
- --------------------         --------     -----------     -----------     -------------        -----------         -------------
Charles W. Hoff, III          7,286         $68,074          3,789            7,611              $58,013              $84,982


Faye E. Cannon                 -0-            -0-            3,335            6,692               49,284               71,744


David R. Stauffer              -0-            -0-            1,708            6,167               25,329               68,137


Gordon M. Cooley               -0-            -0-            6,311            2,414               65,997               26,278

     (1) Based on the difference between aggregate fair market value on date of exercise and aggregate exercise price.
     (2) Based on the difference between aggregate fair market value at December 31, 1994 and aggregate exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

      Bancorp provides an Executive Supplemental Income Plan (the "Supplemental Plan") in which Executive Officers Cannon, Hoff and Stauffer participate. The Supplemental Plan provides certain benefits which are integrated with the benefits provided Executive Officers Cannon, Hoff and Stauffer under Bancorp's defined contribution employee benefit plan qualifying under Section 401(k) of the Internal Revenue Code. The Supplemental Plan provides for retirement benefits to Executive Officers Cannon and Stauffer based on 65% (and 75% for Executive Officer Hoff) of their cash compensation including salary and bonuses as measured by the greater of (a) compensation paid during the 12 months immediately preceding retirement or (b) the average compensation paid during the three consecutive years of employment that yield the highest average.

      The Supplemental Plan also provides for benefits upon termination of employment following a change in control of the Bank or Bancorp. A change in control is defined as the acquisition of 25% or more of the combined voting power of the Bank or Bancorp, or a change in the majority of the members of the Board of Directors of the Bank or Bancorp during any two-year period. In the event of a termination of employment after a change in control, full compensation benefits will be paid to a participant in the Supplemental Plan until the third anniversary of the change in control. Thereafter, benefits will be based on a fraction of final compensation as detailed above. Assuming current compensation practices continue to retirement, in conjunction with current assumptions relating to contributions to and performance of Bancorp's 401(k) Plan and current assumptions relating to future levels of Social Security benefits, Executive Officers Cannon, Hoff and Stauffer would have estimated annual benefits under the Supplemental Plan of $114,197, $132,507, and $121,258, respectively.

      The Supplemental Plan also provides for a death benefit equal to 50% of a participant's final salary if the participant dies while still employed.



DIRECTORS' FEES AND DEFERRED COMPENSATION PLAN

      During 1994, each director of Bancorp received a quarterly director's fee of $250 plus $50 for each board meeting attended. Each director of the Bank received a quarterly fee of $1,500 plus $200 for each board meeting attended. Fees for attendance at each committee meeting are $100 for each director except full-time officers. Each director who is not also an officer of Bancorp or the Bank may elect to defer all or part of these fees until he or she either retires from his or her principal occupation or becomes 65 years of age, whichever occurs first. Interest is earned on the deferred amount at a rate established from time to time by management, currently 3.00% per annum.
Payment of the deferred amount may be made to the director or his or her beneficiary in up to ten annual installments.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS

      During the past year Bancorp and the Bank have had, and expect to have in the future, banking transactions in the ordinary course of their businesses with directors and officers of Bancorp and the Bank and with their affiliates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit did not involve and do not currently involve more than the normal risk of collectibility or present other unfavorable features.


STOCKHOLDER RETURN PERFORMANCE CHART

      The following chart compares the cumulative total return of Bancorp's Common Stock with that of a broad market index (NASDAQ Stock Market, U.S. Companies only) and an industry peer group index (NASDAQ Bank Stocks). Information is provided for the five year period ending December 31, 1994. The chart assumes that the value of the investment in Bancorp's Common Stock and each index was $100 on December 31, 1989 and that all dividends were reinvested.

             [CHART -- COMPARISON OF FIVE-YEAR CUMULATIVE RETURN]


                                            DECEMBER 31,
                          1989     1990     1991     1992    1993     1994
F&M BANCORP               100       88       79      108     137      184
NASDAQ US COMPANIES       100       85      136      159     181      177
NASDAQ BANK STOCKS        100       73      121      175     199      199

                  PROPOSAL TO ADOPT THE 1995 STOCK OPTION PLAN


      The Board of Directors proposes that the stockholders of Bancorp approve the 1995 Stock Option Plan (the "Plan"). The Plan is designed to attract and retain well-qualified individuals to serve as employees, to enhance the identity of their interests and the interests of the stockholders, and to provide additional capital upon the eventual exercise of the options. Approval of the Plan requires the affirmative vote of a majority of the shares present or represented and entitled to vote. For purposes of determining the number of votes present or represented and entitled to vote with respect to the Plan, abstentions will be counted (and will therefore be equivalent to a vote against), but broker non-votes will not be counted. The Plan will succeed Bancorp's 1983 Stock Option Plan (the "1983 Plan") which, although it has not expired, has only 788 shares available for grant of the 420,493 shares reserved for issuance. Bancorp may continue to make stock option awards under the 1983 Plan so long as shares remain available for grant. It is the judgment of the Board of Directors that stock option awards made under the 1983 Plan have been an effective and efficient means of attracting, retaining and motivating officers and other key employees. The Plan contains the major features of the 1983 Plan. The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A.


GENERAL

      Administration: The Plan operates pursuant to procedures and guidelines set forth in the Plan itself. The Plan is administered by a committee (the "Committee") consisting of not less than three directors of Bancorp to be appointed by and to serve during the pleasure of the Board of Directors. The Committee consists only of "disinterested persons" as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934. None of the Committee members is eligible to participate in the Plan.

      Eligibility: The individuals who shall be eligible to participate in the Plan shall be key employees (including officers and directors who are employees) of Bancorp, or of any subsidiary. At present, the Bank is the sole subsidiary of Bancorp. It has not yet been determined at this time who will be selected to receive stock option awards or the amount of such awards. The Committee will make these determinations on the basis of the individual's responsibilities, his or her present and potential contribution to the success of Bancorp as indicated by an evaluation of the position occupied and past, present and expected future performance, and other relevant factors.

      Shares Available Under the Plan: The Plan authorizes the issuance of up to 150,000 shares of Bancorp's Common Stock, par value $5.00 per share (the "Stock"). In addition, any shares of Stock remaining available for grant under Bancorp's 1983 Plan or that become available for grant under such plan shall be available for grant under the Plan. The number of shares issuable under the Plan will be adjusted by the Board of Directors in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other capital adjustment of shares of Stock. Because the value of stock option awards will be determined based on the value of Bancorp's Stock in the future, as described below, the amount and value of awards to be received under the Plan by employees individually or as a group cannot be determined in advance.


STOCK OPTION GRANTS

      Number of Options and Price Per Share: No employee may be granted options for more than 5,000 shares of Stock in any one year. In addition, there are certain dollar value limits for grants of incentive stock options. The option price per share will be not less than: (i) for incentive stock options, 100% of the fair market value of the Stock on the date the option is granted; and (ii) for non-qualified stock options, 85% of the fair market value of the Stock on the date the option is granted.

      Vesting: No option may be exercised during the first year from the date of grant. Thereafter, options for 200 shares or less are exercisable in full. Options for more than 200 shares are exercisable to the extent of 25% after the expiration of one year from the date of grant, to the extent of 50% after the expiration of two years from the date of grant, to the extent of 75% after the expiration of three years from the date of grant, and to the extent of 100% after the expiration of four years from the date of grant. The Committee may accelerate the time at which any option may be exercised, and may impose resale restrictions on all or a portion of the shares delivered upon exercise of any option.

      Termination of Employment: If any option holder's employment with Bancorp is terminated, each option that has not been exercised shall terminate, unless the employment terminates because of retirement, whether or not under Bancorp's retirement plan, voluntary resignation with the consent of the Board of Directors, death, or total disability. If the employment terminates because of retirement under the retirement plan, the option shall terminate upon the expiration of three months after the employment terminates in the case of incentive stock options and upon the expiration of six months after the employment terminates in the case of non-qualified stock options. If the employment terminates because of voluntary resignation with the consent of the Board of Directors, the option shall terminate upon the expiration of three months after the employment terminates. If the employment terminates because of total disability, the option shall terminate upon the expiration of one year after the employment terminates. If the employment terminates because of death, the option shall terminate upon its normal expiration date.


TERMINATION AND AMENDMENT OF PLAN

      Unless sooner terminated by the Board of Directors, no stock options may be granted under the Plan after December 31, 2000, although options granted before the termination date may extend beyond that date. The Board of Directors may terminate, suspend or amend the Plan, provided that certain material amendments may be submitted for stockholder approval to the extent necessary for the Plan to satisfy the requirements of the exemption from the short-swing profits rules under Section 16 of the Securities Exchange Act of 1934 or, with respect to incentive stock options, to satisfy applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").


TAX CONSEQUENCES

      The following is a brief summary of the significant aspects of current federal income tax treatment of the stock options that may be granted under the Plan. Options granted under the Plan may be incentive stock options within the meaning of Section 422 of the Code or options that do not qualify as incentive stock options ("non-qualified options"), as the Committee may determine in its discretion.

      An employee will recognize no income when a stock option is granted.
Upon the exercise of an option and the transfer to the employee of Stock, the tax treatment depends on whether the option qualifies as an incentive stock option or is a non-qualified option. If a non-qualified option is exercised, the employee will recognize ordinary income equal to the difference between the option price and the fair market value of the Stock on the date of exercise, and Bancorp will have a deductible expense equal to the amount of such ordinary income. No amount other than the price paid under the option shall be considered as received by Bancorp for the Stock so transferred. When the employee disposes of Stock acquired by the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the Stock on the date of exercise will be treated as a long- or short-term capital gain, depending upon the holding period of the Stock. If the amount received is less than the fair market value of the Stock on the date of exercise, the loss will be treated as a long- or short-term capital loss, depending upon the holding period of the Stock.

      For any employee of Bancorp who could be subject to liability under
Section 16(b) of the Securities Exchange Act of 1934, recognition of ordinary income upon the exercise of a stock option will be deferred until such time as the employee is no longer subject to liability under Section 16(b) for a sale at a profit of the shares acquired. Such employee may elect, however, to recognize income at the time of exercise of a stock option. The amount of such income will be equal to the excess, if any of the fair market value of the shares at the time the employee recognizes income over the purchase price. Regulations promulgated under the Code permit the employee to defer recognition of income for no more than six months from the date income normally would be recognized. At the time the employee recognizes income under the rule, Bancorp will be entitled to a deduction from income in the same amount.

      If an incentive stock option is exercised, the employee will recognize income only upon sale of the Stock that was received as a result of exercising the option if certain conditions regarding the employee's period of employment with Bancorp and the holding period of the option and the Stock are met. The resulting gain or loss, measured by the difference between the sale price and the option exercise price, is treated as a long- or short-term capital gain or loss, depending upon the holding period of the Stock. No business expense deduction will be allowed to Bancorp. If the above-mentioned conditions are not met, the employee is taxed as if he or she had exercised a non-qualified option, and Bancorp will have a deductible expense in an equivalent amount. Depending upon individual circumstances, the alternative minimum tax may apply to the exercise of an incentive stock option.

      Except as noted below, the exercise of an option by the exchange of shares of Stock already owned by the optionee will not result in any taxable
gain or loss on the unrealized appreciation of the shares so used.   The
Internal Revenue Service has ruled that, if the option exercised is a non-qualified option (a) a number of shares of the Stock received equal to the number of shares surrendered will have the same basis as the shares surrendered (increased by any compensation income recognized by the employee as a result of such surrender), and (b) the remaining shares received will have a basis equal to their fair market value on the date of exercise (the sum of the option price and the compensation income recognized upon exercise). Under proposed income tax regulations, if the option exercised is an incentive stock option (a) a number of shares of the Stock received equal to the number of shares surrendered will have the same basis as the shares surrendered (increased by any compensation income recognized by the employee as a result of such surrender), and (b) the remaining shares will have a basis equal to zero. For purposes of determining whether shares have been held for the long-term capital gain holding period, the holding period of shares received will generally include the holding period of the shares surrendered only if the shares received have the same basis, in whole or in part, in the employee's hands as the shares surrendered. For purposes of determining whether shares received through exercise of an incentive stock option have been held for the period required to avoid recognition of compensation income upon disposition, the participant will not be allowed to count the period for which any shares surrendered were held or the period since the grant of any option relating to the shares surrendered.

      If an optionee transfers to Bancorp shares of Stock which he originally acquired through the exercise of an incentive stock option in payment of the option price of an incentive stock option and such transfer occurs prior to the expiration of two years from the date of grant or one year from the date of exercise of the incentive stock option pursuant to which the payment Stock was acquired, then any unrealized appreciation in the shares so used will be recognized as taxable gain and treated in the manner prescribed for the disposition of such payment Stock prior to the expiration of applicable minimum holding period requirements. If an optionee transfers to Bancorp shares of Stock which he originally acquired through the exercise of an incentive stock option in payment of the option price of a non-qualified stock option such surrender will not be a disqualifying disposition which will require the employee to recognize income under the statute governing incentive stock options; however, the number of shares received pursuant to the exercise of a non-qualified option equal to the number of previously owned incentive stock option shares surrendered in payment of the option price will be considered, for purposes of determining the holding period for capital gains treatment and the disqualifying disposition rules applicable to incentive stock options, as having been acquired at the time the incentive stock option shares surrendered were acquired and as being subject generally to the rules governing incentive stock options.

      Section 401(a) of the Code is not applicable to the Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PLAN.





              AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS



      The accounting firm of Keller Bruner & Company, L.L.C., has acted as Bancorp's independent public accountants for the year ended December 31, 1994 and has been recommended by the Audit Committee and selected by the Board of Directors to act as such for the current fiscal year. A partner of Keller Bruner & Company, L.L.C., is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires and to respond to appropriate questions.



                                 OTHER MATTERS


      The management of Bancorp knows of no matters to be presented for action at the annual meeting other than those mentioned above; however, if any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of Bancorp. Each such matter generally requires the affirmative vote of a majority of the shares voted on the matter. Abstentions and broker non-votes generally will be treated as shares not voted and will have no effect.



                             STOCKHOLDER PROPOSALS


      Stockholders' proposals intended to be presented at the 1996 Annual Meeting must be received by Bancorp for inclusion in Bancorp's Proxy Statement and form of proxy relating to that meeting by November 6, 1995.

                          ANNUAL REPORT ON FORM 10-K


      A COPY OF THE ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO KENNETH M. SABANOSH, VICE PRESIDENT AND TREASURER, AT CORPORATE HEADQUARTERS.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              OF F&M BANCORP

                                                           Gordon M. Cooley
                                                           Secretary

                                                           Frederick, Maryland
                                                           March 6, 1995

                                                                       EXHIBIT A


                                  F&M BANCORP

                             1995 STOCK OPTION PLAN

1.       PURPOSES OF THE PLAN:

                 To advance the interests of the Corporation and its subsidiaries by assisting in attracting and retaining qualified employees and providing them with increased motivation to exert their best efforts on behalf of the Corporation and its subsidiaries.

2.       ADMINISTRATION:

                 The Plan shall be administered by a committee (the "Committee") consisting of not less than three directors of the Corporation to be appointed by and to serve during the pleasure of the Board of Directors. The Committee shall consist only of "disinterested persons" as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). None of the Committee members shall be eligible to participate in the Plan nor, during one year prior to service as a member of the Committee, shall have been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates except as permitted by Rule 16b-3 under the Exchange Act. The Committee shall select the particular employees to receive options from among the senior management of the Corporation and its subsidiaries and shall make all decisions concerning the timing, pricing and amount of options to be granted. The Committee shall have full power to construe and interpret the Plan and to promulgate such regulations with respect to the Plan as it may deem desirable. The Committee shall report its deliberations to the Board of Directors.

3.       STOCK SUBJECT TO OPTION:

                 The shares to be issued upon exercise of options to be granted under the Plan shall be 150,000 shares of the Common Stock (par value $5.00 per share) of the Corporation (the "Common Stock") to be authorized by stockholders for issuance under the Plan. In addition, any shares of Common Stock remaining available for grant under the Corporation's Restated 1983 Stock Option Plan or that become available for grant under such plan shall be available for grant under this Plan. If any unexercised option terminates for any reason, the shares covered thereby shall become available for grant of an option again.

4.       ELIGIBILITY:

                 The individuals who shall be eligible to participate in the Plan shall be such key employees (including officers and directors who are employees) of the Corporation, or of any corporation (a "Subsidiary") in an unbroken chain of corporations if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in such chain.

5.       TERMS AND CONDITIONS OF OPTIONS:

                 Options under this Plan are intended to be either incentive options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory options not qualifying under any section of the Code as the Committee may recommend in its discretion from time to time. All options granted under this Plan shall be issued upon such terms and conditions as the Committee may recommend and the Board of Directors may approve from time to time, subject to the following provisions (which shall apply to both incentive and non-qualified stock options unless otherwise indicated):

                          (a) Option Price. The option price per share with respect to each option shall be not less than: (i) for incentive stock options, 100% of the fair market value of the Common Stock on the date the option is granted; and (ii) for non-qualified stock options, 85% of the fair market value of the Common Stock on the date the option is granted.

                          (b) Number of Options. No employee shall be granted options for more than 5,000 shares of Common Stock in any one year. The Corporation can grant an employee incentive stock options to acquire Common Stock of any value, provided that the fair market value (determined at the date of grant) of the stock subject to one or more incentive stock options (under this Plan and all other plans of the Corporation and its subsidiaries) first exercisable in any one calendar year does not exceed $100,000 (determined at the date of grant).
                 If any incentive stock option granted under this Plan would cause such dollar limit to be exceeded, then the excess portion of the incentive stock option shall become exercisable in the next or succeeding calendar year in which its excercisability would not violate the dollar limitation. No options may be granted to any person who directly or indirectly owns immediately prior to or immediately after the grant, in excess of 10% of the Corporation's outstanding Common Stock. No option shall be an incentive stock option unless so designated by the Committee at the time of grant.

                          (c)     Exercise of Options.

                                  (i)  Except as provided in paragraph (ii)
                 below, full payment for shares acquired shall be made in cash or by certified check at or prior to the time that an option, or any part thereof, is exercised. The participant will have no rights as a stockholder until the certificate for those shares as to which the option is exercised has been issued by the Corporation. No option may be exercised during the first year from the date of grant. Thereafter, options for 200 shares or less shall be exercisable in full. Options for more than 200 shares shall be exercisable to the extent of 25% after the expiration of one year from the date of grant, to the extent of 50% after the expiration of two years from the date of grant, to the extent of 75% after the expiration of three years from the date of grant, and to the extent of 100% after the expiration of four years from the date of grant.
                 The Committee may accelerate the time at which any option may be exercised, and may impose resale restrictions on all or a portion of the shares delivered upon exercise of any option.

                                  (ii) In the discretion of the Committee, the option price of an option may be payable through the delivery of shares of Common Stock with a value equal to the option price or in a combination of cash and Common Stock with a value equal to the option price.

                          (d)     Term of Option.

                                  (i)  No incentive stock option shall be
                 granted for a term of more than 10 years from the date such option is granted.

                                  (ii)  No non-qualified stock option shall be
                 granted for a term of more than 10 years from the date such option is granted.

                          (e) Termination of Employment. Each option, to the extent that it shall not have been exercised, shall terminate when the employment of the participant by the Corporation terminates, unless the employment terminates because of retirement, voluntary resignation with the consent of the Board of Directors or because of death or total disability or because of retirement under the Corporation's retirement plan. If the employment terminates because of retirement under the retirement plan of the Corporation or a subsidiary, the option shall terminate upon the expiration of three months after the employment terminates in the case of incentive stock options and upon the expiration of six months after the employment terminates in the case of non-qualified stock options. If the employment terminates because of voluntary resignation with the consent of the Board of Directors, the option shall terminate upon the expiration of three months after the employment terminates. If the employment terminates because of total disability, the option shall terminate upon the expiration of one year after the employment terminates. If the employment terminates because of death, the option shall terminate upon its normal expiration date. Nothing in this paragraph shall operate to extend the term of the option beyond the term stated in the agreement granting the option or to accelerate the period during which portions of the option may be exercised.

                          (f) Option Nonassignable and Nontransferable. Each option and all rights thereunder, including the right to surrender the option, shall be nonassignable and nontransferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by a participant in the Plan does not constitute a transfer. Options shall be exercisable during the optionee's lifetime only by the optionee or his or her guardian or legal representative. Notwithstanding the foregoing restrictions, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934 is amended to permit further assignment or transfer of options, such assignments or transfers shall be permissible under the Plan.

6.       SURRENDER OF OPTIONS FOR CASH:

                 Any option granted under the Plan may include a right to surrender to the corporation up to 50% of the option to the extent then exercisable and receive in exchange a cash payment equal to the excess of the fair market value of the shares covered by the option or portion thereof surrendered over the aggregate option price of such shares. For the purposes of this paragraph, fair market value shall be determined by the Committee.
Such right may be granted by the Board of Directors upon recommendation of the Committee concurrently with the option or thereafter by amendment upon such terms and conditions as the Committee may recommend. Shares subject to an option or portion thereof that have been so surrendered shall not thereafter be available for option grants under the Plan. The Committee may from time to time recommend to the Board of Directors the maximum amount of cash that may be paid upon surrender of options in any year, may determine that, if the amount to be received by any optionee is reduced in any year because of such limitation, all or a portion of the amount not paid may be paid in any subsequent year or years, and may limit the right of surrender to certain periods during the year.

7.       PAYROLL DEDUCTIONS:

                 In the discretion of the Committee, there may be made available to optionees an election for the payroll deduction each pay period over the term of the option of amounts equal to the aggregate exercise price of any or all of such options (and estimated federal income taxes thereon). Interest will be paid on payroll deductions at rates prescribed from time to time by the Board of Directors upon recommendation of the Committee.

8.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

                 If the outstanding shares of the Common Stock are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Corporation, without receipt of consideration by the Corporation, through reorganization, merger, statutory share exchange, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment in the price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment.

                 In the event of a reorganization, merger, consolidation, share exchange, sale of substantially all of the assets, or any other form of corporate reorganization in which the Corporation is not the surviving entity, all options in effect at the time will terminate as of the effective date of the transaction. The surviving entity in its absolute and uncontrolled discretion, may tender an option or options to purchase shares on its terms and conditions, both as to the number of shares or otherwise, which shall substantially preserve the rights and benefits of any option then outstanding hereunder.

9.       OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER
         CORPORATIONS:

                 Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become or are about to become key employees of the Corporation or a subsidiary of the Corporation as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary, or the acquisition by the Corporation or a subsidiary of the assets of the employing corporation, or the acquisition by the Corporation or a subsidiary of stock of the employing corporation as the result of which it becomes a subsidiary of the Corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in paragraph 5 of this Plan to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

10.      EFFECTIVE DATE OF THE PLAN:

                 The Plan shall become effective upon approval by the Board of Directors, subject to approval by the stockholders of the Corporation.

11.      TERMINATION DATE:

                 No options may be granted under the Plan after December 31, 2000. Subject to Section 5(d), options granted before the termination date for the Plan may extend beyond that date.

12.      STOCK OPTION AGREEMENTS AND COMMON STOCK RECEIVED UPON EXERCISE:

                 (a) STOCK OPTION AGREEMENT. Options awarded to participants under the Plan shall be evidenced by a stock option agreement (the "Agreement"). Each Agreement shall designate the number of shares of Common Stock to be acquired by the participant upon exercise of the stock option and the price per share at which the option may be exercised, subject To any adjustment as provided herein. Each Agreement shall be executed by the Corporation and by the participant, shall be binding upon each of them, and may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                 (b) RESTRICTION ON EXERCISE: The stock options granted hereunder may not be exercised if the issuance of the Common Stock upon such exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of any stock option granted hereunder, the Corporation may require the participant to make any representation and warranty to the Corporation as may be required or advisable under any applicable law or regulation.

                 (c) RESTRICTED STOCK. If the shares of Common Stock that will be received upon the exercise of stock options granted under the Plan have not been registered under the Securities Act of 1933 or any applicable state securities laws they will be restricted stock. The certificates representing such shares of Common Stock will bear the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED PURSUANT TO EXCEPTIONS UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE. PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO AND IN COMPLIANCE WITH RULE 144 OF SUCH ACT.


13.      COMPLIANCE WITH LAWS AND REGULATIONS:

                 The grant, holding and vesting of all options under the Plan shall be subject to any and all requirements and restrictions that may, in the opinion of the Committee, be necessary or advisable for the purposes of complying with any statute, rule or regulation of any governmental authority, or any agreement, policy or rule of any stock exchange or other regulatory organization governing any market on which the Common Stock is traded. The Corporation may withhold or require payment for income and/or employment taxes as required by law.

14.      AMENDMENT OF THE PLAN:

                 The Plan may be amended by the Board of Directors; however, no amendment to the Plan materially increasing the benefits accruing to participants or materially increasing the number of shares of Common Stock that may be issued upon the exercise or surrender of stock options under the Plan (except adjustments pursuant to the first paragraph of Section 8) or materially modifying any requirements as to eligibility for participation in the Plan shall be effective unless approved by the stockholders of the Corporation. No amendment shall become effective without the prior approval of the stockholders of the Corporation if stockholder approval would be required for continued compliance with Rule 16b-3 of the Exchange Act or, with respect to incentive stock options, with applicable provisions of the Code.

15.      MISCELLANEOUS:

                 (a) EXPENSES. The Corporation shall bear all expenses and costs in connection with the administration of the Plan.

                 (b) DESIGNATION OF BENEFICIARIES. A participant may designate a beneficiary to receive any distribution under the Plan upon his or her death.

                 (d) APPLICABLE LAW. The validity, interpretation and administration of this Plan and any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to the choice of laws provisions thereof.

                 (e) HEADINGS. The headings herein are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

                 (f) NOTICES. All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any participant at the address contained in the records of the Corporation or to the Corporation at its principal office.

                 (g) FEDERAL SECURITIES LAW REQUIREMENT. Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 to qualify the award for any exception from the provisions of Section 16(b) of the Securities Exchange Act of 1934 available under that Rule.

                                  F&M BANCORP

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED STOCKHOLDER of F&M Bancorp hereby appoints Faye E. Cannon, Alice E. Stonebreaker, and David R. Stauffer, or any two of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene at 10:00 a.m. on April 11, 1995, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 6, 1995, receipt of which is hereby acknowledged.

(1) ELECTION OF 13 DIRECTORS

    / /      FOR all nominees listed below as          / /      WITHHOLD AUTHORITY to vote for all
             recommended by the Board of Directors              nominees listed below
             (except as marked to the contrary)

 R. Benna, J. Brunk, B. Byron, F. Cannon, M. Church, A. Cohen, G. Delaplaine,
 M. Gladhill, C. Hoff, C. Nicodemus, H. Warfield, J.  Warfield and T. Winkler.

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

(2) ADOPTION OF PROPOSED F&M BANCORP 1995 STOCK OPTION PLAN.

            / / FOR        / / AGAINST        / / ABSTAIN

(3) IN THEIR DISCRETION, on such other matters as may properly come before the meeting.

                (Please mark, date and sign the reverse side)

         Shares represented by all properly executed proxies will be voted (or the vote an such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR proposals 1 and 2 and in the best discretion of the proxy holders as to any other matters.


                                Dated __________________________________, 1995


                                --------------------------------------------
                                                (Signature)


                                --------------------------------------------
                                                (Signature)

                                (Please date and sign exactly as name(s) appears at left. If joint account, both owners should sign.)

 (Proxy information appears on the reverse side. Please mark, date, sign, and return the proxy card promptly using the enclosed envelope.)

                                  F&M BANCORP

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED STOCKHOLDER of F&M Bancorp hereby appoints Faye E. Cannon, Alice E. Stonebreaker, and David R. Stauffer, or any two of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene at 10:00 a.m. on April 11, 1995, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 6, 1995, receipt of which is hereby acknowledged.

(1) ELECTION OF 13 DIRECTORS

    / /      FOR all nominees listed below as          / /      WITHHOLD AUTHORITY to vote for all
             recommended by the Board of Directors              nominees listed below
             (except as marked to the contrary)

        R. Benna, J. Brunk, B. Byron, F. Cannon, M. Church, A. Cohen,
       G. Delaplaine, M. Gladhill, C. Hoff, C. Nicodemus, H. Warfield,
                         J.  Warfield and T. Winkler.

 (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                 THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

(2) ADOPTION OF PROPOSED F&M BANCORP 1995 STOCK OPTION PLAN.

            / / FOR        / / AGAINST        / / ABSTAIN

(3) IN THEIR DISCRETION, on such other matters as may properly come before the meeting.

                 (Please mark, date and sign the reverse side)

         Shares represented by all properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR proposals 1 and 2 and in the best discretion of the proxy holders as to any other matters.


                                Dated ________________________________, 1995



                                --------------------------------------------
                                                (Signature)


                                --------------------------------------------
                                                (Signature)

                                (Please date and sign exactly as name(s) appears at left. If joint account, both owners should sign.)

 (Proxy information appears on the reverse side. Please mark, date, sign, and return the proxy card promptly using the enclosed envelope.)